2020 Investor Day Maury Gallagher – Chairman and CEO 1

2020 Investor Day Scott Sheldon- EVP & COO 1

Operations overview Improved Operational Performance and Reliability Improved IROPS cost & Customer Experience Predictive Maintenance to Reduce IROPs and Maintenance Costs Self Service Initiatives to Reduce Call Center Volume 2

Substantial operational improvement - YTD Operational KPIs 2017 YTD vs 2019 YTD +133 bps 99.97% +800 bps +680 bps 88.3% +710 bps 80.8% 78.6% 98.64% 74.0% 71.5% 80.3% 2019E 2019E 2020E 2020E 2021E 2021E 2019E 2019E 2017 2019 2017 2019 2017 2019 2017 2019 Control. Comp. STAR D0 A14 Turn Perf. Slide3 3 Note: YTD- September for 2017 & 2019

Leading the industry On Time Performance Completion Factor 2017 YTD vs 2019 YTD 2017 YTD vs 2019 YTD +7.5 pts +1.1 pts 2019 vs 2017 2019 vs 2017 2017 84.6% 99.2% 81.8% 81.7% 2017 79.2% 78.9% 98.5% 77.4% 77.3% 98.1% 98.1% 98.1% 98.1% 97.6% 73.4% 73.0% 71.4% 97.0% 96.3% 96.2% DL WN AS NK G4 AA UA B6 F9 G4 2017 Allegiant Spirit Frontier Alaska United Slide4 4 OTP Source: Transtats.bts.gov; YTD- August for 2017 & 2019 Completion Source: Flightstats.com; YTD- September for 2017 & 2019

Best in industry – 18 of the last 21 months Completion Factor 2017 – September 2019 100% 98% 96% 94% 92% 90% Industry average ex Allegiant Other airlines Slide5 5 Source: Flightstats.com Other airlines include: Alaska Airlines, American Airlines, Delta Air Lines, Frontier Airlines, JetBlue, Southwest Airlines, Spirit Airlines, United Airlines. *includes flights delayed to next day

Operational improvement in a higher utilization environment A14 Trend % of Flights With Controllable Delays vs Blk Hr Utilization 2013 – 3Q19 2013 – 3Q19 85% 30% 10.0 9.0 80% 8.0 25% 79.9% 7.0 3Q19 +34.5% 75% 3Q19 vs 2013 6.0 20% 5.0 70% 4.0 3.0 Utilization Hour Block 15% 65% 11.6% 2.0 % of Flights with Controllable Delays Controllable with ofFlights % 3Q19 1.0 60% 10% 0.0 2013 2014 2015 2016 2017 2018 1Q19 2Q19 3Q19 2013 2014 2015 2016 2017 2018 1Q19 2Q19 3Q19 Slide6 6 Note: Average for 3Q19

STAR D0 to A14 continues to flatten A14 Degradation 2019 vs 2017 YTD 100% Block < Scheduled Hours 2017: 67.60% 6,000 95% 15:00, 89% 2019: 68.20% 5,000 90% 4,000 85% 21:00, 79% A14 3,000 80% # of of # Flights 2,000 75% 70% 1,000 65% 0 6:00 7:00 8:00 9:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00 Scheduled Departure (Local Time) # Flights # of STAR Flights A14 Day Degradation '19 A14 Day Degradation '17 Slide7 7

Small bases drive operational improvement with small efficiency cost Block Hours per Head 2020E Heads/AC Peak: 10.2 Off-Peak: 14.4 Midwest Bases Help with IROPs Heads/AC recovery Peak: 8.4 Off-Peak: 11.2 Color varies by total B.H. per head: Heads/AC Peak: 10.0 70 Off-Peak: 13.5 Heads/AC SFB 41 Peak: 8.7 PIE Off-Peak: 11.0 Slide8 8

Reduced cost of Irregular Operations (IROPs) Estimated Cost of IROPs vs Cancellations % of Customers Impacted by IROPs vs Net Promoter Score (NPS) 2017 YTD – 2019 YTD 2017 – 2019 YTD 40 1000 $36.2 0 70.0% 900 35 909 59.28% 2.34% 60.0% 824 800 30 0 51.93% 700 $25.8 50.0% 25 600 41.61% 0 40.0% 20 500 400 30.0% 15 0 287 $11.8 1.09% 300 10 20.0% 200 233 0 0.64% 5 10.0% 28 100 23 - 0 - 0.0% 2017 2018 2019 2017 2018 2019 Cost of IROPs Cancellations MX Cancellations % of customers impacted by IROPs NPS Slide9 9 Note: Estimated Cost of IROPS & Cancellations are YTD- September for 2017, 2018 & 2019 Percentage of customers impacted by IROPS and NPS are full year 2017 & 2018; 2019 is YTD- September

Maintenance & engineering performance gains Operational Reliability vs Fleet Age 2017 – 2019 YTD 99.5 99.0 98.5 98.0 Operational Reliability (%) Reliability Operational 97.5 97.0 2 4 6 8 10 12 14 16 18 20 22 Average Age of Fleet Slide10 10 Source: Airbus “In-Service Data On-Line Services” (IDOLS)

Improved dispatch reliability vs. North American operators Allegiant vs North America Dispatch Reliability January 2017 – September 2019 99.0% 98.5% 98.0% 97.5% 97.0% 96.5% 96.0% 95.5% Jul-17 Jul-18 Jul-19 Oct-17 Oct-18 Apr-17 Apr-18 Apr-19 Jan-17 Jun-17 Jan-18 Jun-18 Jan-19 Jun-19 Mar-17 Mar-18 Mar-19 Feb-17 Feb-18 Feb-19 Nov-17 Aug-17 Sep-17 Dec-17 Aug-18 Sep-18 Nov-18 Dec-18 Aug-19 Sep-19 May-18 May-17 May-19 Allegiant North America 11

Skywise integration and long-term plan Turn historically unscheduled maintenance events into scheduled maintenance events • Leverage aircraft connectivity, technical engineering expertise, and data modeling to build predictive models that can accurately forecast future component/system failure • AC modifications to enhance amount of data coming off AC (“FOMAX”) ongoing Year to date, over 150 maintenance actions initiated from predictive maintenance alerts • Dropping aircraft out of service frequency by estimated 10 percent during operational hours • Estimated 600 maintenance hours reallocated from normal irregular operations recovery towards strategic reliability initiatives Avg: 11.4 Hrs. Avg: 9.3 Hrs. 12

Does predictive maintenance work?

- The Example: High temp detections at engine core on 302NV
- Historically: HOT AIR LEAK / ENG EIU on ECAM
- The Model: Identifying increasing temperatures at the nacelle core compartment to identify abnormal hot air leaks
- Findings: Blown high pressure turbine ducts identified during controlled troubleshooting at MX base. Would cause an IFSD+DIV+engine loss with time.



Temperature Nacelle 1 (degC)
Temperature Nacelle 2 (degC)
Nacelle Temperature Threshold (degC)
Alerts
Temperature Nacelles
Occurrence rate over 7 flights: 86%
Temperature (degC)
200
150
100
50
0
1 Feb 2019
5 Feb 2019
12 Feb 2019
18 Feb 2019
22 Feb 2019
27 Feb 2019
3 Mar 2019
7 Mar 2019
12 Mar 2019
18 Mar 2019
22 Mar 2019
25 Mar 2019
29 Mar 2019
4 Apr 2019
8 Apr 2019
13 Apr 2019
16 Apr 2019
22 Apr 2019
27 Apr ...

Slide 13

allegiant

Does predictive maintenance work? The Inspection: High pressure manifold ducts partially blown, causing excessive core temperatures Slide14 14

Projected 2020 self help roadmap

Three channels for customers to book and manage their travel experience

Call Center

125,000 calls/month

SS Bag Changes: 1.0%
SS DO Voucher Changes: 7.7%
SS Cancels & Rebooks: 9.8%



allegiantair.com



Mobile app

Opportunity to eliminate 23,125 calls/month

Self Service (SS) Backlog:
- SS for Qualifying Delay
- SS for Schedule Change
- SS for Anticipated Disruptions
- SS for Oversell

Backlog accounts for 0.7% of Customer Care call volume

4Q19 → 1Q20 → 2Q20 → 3Q20 → 4Q20 → Impact

- 4Q19: WWW SS change bags & change city pairs
- 1Q20: SS DO voucher
- 2Q20: Booking 3+ children & link minor to adult ITN
- 3Q20: Mobile SS change bags & change city pairs

Slide 15

allegiant

Commercial Approach to Allegiant 2.0 Scott DeAngelo Chief Marketing Officer 1 1

Marketing Approach Allegiant 2.0 Loyalty Programs Strategic Partnerships 2 2

3 3

Marketing Approach 4 4

Overview of Allegiant’s commercial approach 5 5Source: based on trailing 12 months as of Sep ’19

Allegiant “total basket” ITN-level economics Selling “beyond the plane” with third party products (hotel, auto and cobrand credit card) drives game-changing impact on customer revenue and profitability levels Average Net Revenue EBITDA % Average EBITDA “Total Basket”; 2-PAX ITN “Total Basket”; 2 PAX ITN Third Party $258.41 +70% 97.1% Air Ancillary $158.16 $250.92 +266% 25.5%* Air $211.71 $94.31* 6 6*Data represents base fare and air ancillary combined Note: illustrative 2-passenger itinerary based on average transaction amounts over the trailing 12 months as of Sep ’19

Low per PAX sales and marketing costs Allegiant maintains industry-low marketing costs on a per-PAX basis, with a skew toward advertising to support direct business model Per PAX Sales and Marketing Costs $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 DL UA HA AA AS B6 WN F9 G4 NK Estimated Credit Card Fees Other Fulfillment Advertising 7 7Source: Allegiant estimates based on sell-side analyst consensus, based on trailing 12 months as of Jun ’19

Allegiant.com visitation by referring channel



Mobile App
15%
Direct URL
17%
Email
22%
Organic
20%
Paid Search
21%
All Other
5%
Total Web Users

New & Repeat PAX Focus

74% via channels with $0 incremental, variable cost

Allocating total ad spend equates to $3.30/booking

New PAX Focus

26% via paid digital channels averaging $6.74/booking

OTA would average ~$6-$8/booking

And limit air ancillary / drive dissatisfaction

And eliminate third party revenues

8

Note: based on Q3 '19 web visitation data; OTA cost estimated based on 2-4% of average gross air and fees allegiant

Data-driven, surgical approach to advertising • Seamless coordination across Planning, Revenue and Marketing • Advertising planning model and investment decisions based on: ‒ Historic demand ‒ Capacity changes ‒ Prior year performance ‒ Responsiveness • Bottoms-up build of plan to align with budget and revenue targets 9 9Note: select sanitized examples for illustrative purposes

Allegiant customer segments and insights

Allegiant understands who our customers are and how to engage them



Avid Traveler
Budget Traveler
Traditionalist Traveler
Road Tripper
35%
41%
14%
10%
48%
34%
14%
4%
% of Allegiant Customers
% of Allegiant Revenue



Total Leisure Trips per Year
(Fly + Drive); Allegiant vs. Non
2.0
8.2
1.4
4.2
1.5
4.6
1.0
2.1



Avid Traveler

"It makes travel more accessible…it means more money for hotels, food, and things to actually do when you get there."

- Affluent, most engaged in travel category
- Travel to seek adventure and fun
- Saving money on ***airfare is #1…***
- ***…to*** spend on other parts of their trip



Budget Traveler

"It's important to me to keep my relationship with my family and friends up to date and current… you don't have to dwell on it. You're like, 'Ah, I can afford it, I'll just go.'"

- Millennials, aspire to travel more on a budget
- Travel to connect with others
- Saving money on ***airfare is #1…***
- ***…to*** connect more often

10 Source: Heart+Mind Strategies custom research and segmentation analysis, Aug '18 allegiant

1111

Expanded e-mail marketing program Customer email universe has grown by 4.6M (+60%) in past 2 years; personalized email program with content/offers engineered to drive booking performance and engagement 12.3 M 628.7 K 776.6 K 737.5 K 637.8 K 589.2 K 692.9 K 555.5 K 7.7 M End of 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 End of 4Q17 3Q19 1212

Airline last flown/usually flown among Allegiant customers Most Allegiant customers are non-ULCC flyers, having last flown or usually flown Southwest, Delta, American and United Airline Last 36% 22% 15% 11% 3% 5% 8% Allegiant Flown 34% 84% of new customers last flew or usually fly First-time Southwest, Delta, American or United Airline 29% 23% 17% 15% 4% 5% 7% Usually Flown Airline Allegiant Last 53% 12% 11% 9% 5% 3%4%3% 66% Repeat Flown Airline 63% 12% 9% 6% 3%2%2%3% Usually Flown Allegiant Southwest Delta American United Spirit Frontier Other May 2019 Bookings 1313Allegiant Customer Database Survey, Jun ’19

Strong repeat customer revenue growth Repeat customers are driving an increasing majority of total revenue, on top of continued growth in new customer acquisition New vs Repeat Customer Revenue 2013 – 2019 (Q3 YTD) $1200M $1000M 58% $800M 55% 49% 53% 48% $600M 46% 43% $400M 54% 52% 51% 47% 45% 42% $200M 57% $M 2013 2014 2015 2016 2017 2018 2019 New Repeat 1414Note: includes scheduled service, air ancillary and third party revenue

Improved customer sentiment toward Allegiant 2019 Change 2018 Brand 2019 2018 1 - 1 JetBlue 71.6 72.9 2  3 Alaska Air 70.5 70.6 3  2 Southwest 69.5* 72.4 4 - 4 Hawaiian 64.7 66.7 5  6 Delta 64.4 62.3 6  5 Allegiant 62.1 62.6 Allegiant NPS Performance +32 Average 61.9 63.1 2016 – 2019 points 7 - 7 Air Canada 61.4 62.1 8 - 8 American 58.7 60.8 9 - 9 United 55.3 55.6 10 - 10 Frontier 52.4 53.7 11 - 11 Spirit 50.2 52.6 2016 2017 2018 2019 1515

Customer mix shift toward larger markets Allegiant has more than tripled the number of originating PAX from larger markets, materially changing the overall customer mix Large vs Small Market PAX Breakdown 2011 - 2018 16.0M 14.0M 12.0M 8.6M PAX 10.0M 61% 8.0M 6.0M 2.6M PAX 39% 4.0M 4.0M PAX 5.6M PAX 2.0M 61% 39% .0M 2011 2012 2013 2014 2015 2016 2017 2018 Small Markets Top 75 DMA 1616

Allegiant 2.0 1717

Allegiant 2.0 digital experience and supporting capabilities Customer Platform Dynamic Digital UX Commerce Engine Package addressable customer audiences Presentation layer capable of consuming and Collection of capabilities driving the for internal and external monetization displaying personalized rules/content presentation of products and pricing Customer Engagement (Programmatic & Technical) Cobrand credit card and/or non-card loyalty Stored payment, profile, preferences provide incentive for buying broad and deep – along with pay monthly – promote at allegiant.com and across all brands low-friction, “quick book” solution 1818

Transforming digital experience to be industry-leading Variable Real Estate Easy Navigation Shopping Cart Orientation Friction-less Checkout Native Device Functionality 1919

New web and mobile UX goes live in 2020 ~40% mobile ~60% desk-/ device users lap-top users ~6% of bookings “multi-channel” 2020

Loyalty Programs 2121

Allegiant World Mastercard overview Additional benefits include: no point expiration, no minimum points redemption, no blackout dates, no foreign transaction fees, dedicated member services line 2222

Allegiant World Mastercard performance 180K+ total active cardholders; 27% YOY new account growth in 2019 YTD 60%+ of total compensation TTM is variable/cardholder spend-based Total Active Cardholders Cobrand Compensation September 2016 – August 2019 September 2016 – August 2019 200,000 $4.5M 180,000 $4.M 160,000 $3.5M 140,000 $3.M 63% 120,000 $2.5M 100,000 $2.M 80,000 $1.5M 60,000 $1.M 40,000 37% $.5M 20,000 $.M 0 Fixed Variable Variable/Cardholder Spend-based Flat/Cardholder acquisition-based Existing Active Accounts New Accounts 2323

Allegiant customer frequent flyer program engagement

Which of the below frequent flyer programs are you a member?


SkyMiles (Delta)
37%
AAdvantage (American)
30%
Rapid Rewards (Southwest)
28%
MileagePlus (United)
22%
Other Program
25%
No Program
15%

95% of all Allegiant customers surveyed said they are interested in an Allegiant rewards program

24 Allegiant Customer Database Survey, Sep '19

allegiant

Allegiant customer loyalty opportunity Significant opportunity to boost customer retention, even among those who fly with Allegiant YOY PY Customers and Revenue by Number of ITNs CY Change in Behavior/Value Attrited Less More 3+ ITNs 12% 29% 3+ 38% 3+ 43% 3+ 19% 2 ITNs 17% -$106M YOY -$119M YOY 20% 2 65% 2 17% 2 18% 1 ITN 71% -$160M YOY -$43M YOY 51% 1 77% 1 5% 1 18% -$560M YOY -$36M YOY Customers Revenue 2525Note: PY=Oct ’17-Sep ’18; CY=Oct ’18-Sep ’19

Allegiant’s rewards program converges retail, tech and travel Fast, Transparent Earning on every purchase Quick Earn/Burn Proven Success with customers Tech Forward Personal Impact Easy to Redeem Special Offers in any amount all the time 2626

2727

2828

2929

Allways Rewards Program overview Stimulate 5% off airfare • Points available 24 hours after a transaction is made Repeat % always Purchase • No blackout dates or point usage fees 1 point per $1 spent • Use points whenever, for 1x whatever at allegiant.com Maximize at allegiant.com • No minimum point Transaction redemption Size 2 points per $1 spent • No point expiration when 2x on spend >$500 you buy every 24 months • Combine points, gift cards Engage and vouchers seamlessly Points redeemed at Across $ • Buyer gets points (and has Businesses $0.01 per point ability to share points) 3030

Retail-inspired offers and experiential rewards 3131

Strategic Partnerships 3232

Strategic marketing partnerships Strategic partnerships, including national film/TV opportunities as well as Allegiant Nonstop locations and city-specific sports sponsorships 3333

Allegiant Nonstop Family Entertainment Centers Allegiant Nonstop presents a relevant, growth opportunity to achieve higher awareness, greater share of leisure wallet and more new customer relationships in key markets Current and Potential Markets Email Database Growth 45,000 40,000 35,000 77% of Nonstop emails are 30,000 25,000 new Allegiant relationships 20,000 15,000 10,000 5,000 - Jul-18 Jul-18 Jul-19 Jul-19 Oct-18 Oct-18 Apr-19 Apr-19 Oct-19 Jan-19 Jan-19 Jun-19 Jun-19 Feb-19 Feb-19 Mar-19 Mar-19 Nov-18 Nov-18 Nov-18 Dec-18 Dec-18 Aug-18 Aug-18 Sep-18 Sep-18 Aug-19 Aug-19 Sep-19 Sep-19 May-19 May-19 May-19 New nonstop Only Emails Existing G4 Emails Added to nonstop Database $4-5M building purchase + $6-8M buildout → $6-8M annual revenue, >30% EBITDA margin 3434

3535

3636

Allegiant Stadium – boosting relevant awareness 46 of 2018’s Top 50 • Greater top-of-mind brand awareness Most Viewed TV Programs and elevated brand perception were NFL Games • TV advertising challenged by lower live TV viewership and bypassing of ads • NFL most-consumed programming by far 23% • Customers/prospects are avid NFL fans • Allegiant woven into fabric of content 39% 64% • Relevant awareness in the context of 25% “perceptually owning” a premier venue Gen Pop Allegiant Avid NFL Fan Casual NFL Fan 3737

Allegiant Stadium – investment thesis • Expected 4B+ impressions annually, equivalent ~$90M advertising spend • 2020 Marketing expense, inclusive of stadium naming rights, flat YOY • Surgical elimination / reallocation • Boosted efficacy across all efforts • Mid-case return hurdle is 2.7M web visitors (2.5% incremental lift)… • …which requires average of 0.09% lift across marketing efforts 3838

Allegiant Stadium – commercialization • No team/venue in sports has ever relied more on fan travel • Raiders season ticketholders from Oakland and LA areas • 75M NFL fans say Las Vegas #1 city they would travel to • Additional commercial impact through sponsorship assets • Fan Travel Packages • Season-long Promotions • “Money Can’t Buy” Experiences 3939

4040

Network and Revenue Drew Wells 1

Overview Components of Utilization EBIT Initiative Update Continual Experimenting Network Runway Slide2 2

Components of utilization • Planning capacity / Scheduling the airline • Every market, every week • Components of Utilization • Comparing uses of aircraft • Profitability Forecasts • Fuel buffer • Saturdays & Geography • Seasonality • Spare Count • Revenue Initiatives • Network Slide 33

Components of utilization Distribution of Number of Weekly Frequencies 2019 30.9% 41% of markets have four or more different frequencies1 throughout the year. 26.9% • Components of Utilization • Profitability Forecasts 21.4% • Saturdays & Geography • Seasonality • Spare Count 10.4% • Revenue Initiatives • Network 5.3% 1.9% 1.3% 1.1% 0.6% 0.2% 1 2 3 4 5 6 7 8 9 10 # of Different Market Frequencies Slide 44 1Includes zero weekly frequencies

Components of utilization Distribution of Number of Weekly Frequencies 2019 30.9% 41% of markets have four or more different frequencies1 throughout the year. 26.9% • Components of Utilization • Profitability Forecasts 21.4% • Saturdays & Geography Sample • Seasonality • Spare Count 10.4% • Revenue Initiatives • Network 5.3% 1.9% 1.3% 1.1% 0.6% 0.2% 1 2 3 4 5 6 7 8 9 10 # of Different Market Frequencies Slide 55 1Includes zero weekly frequencies

Components of utilization Sample Market 2019 • Components of Utilization Full Year Est. GP Difference from Baseline • Profitability Forecasts Baseline $2,000,000 • Saturdays & Geography 2x only $1,800,000 ($200,000) • Seasonality 5x only $1,650,000 ($350,000) • Spare Count • Revenue Initiatives Dynamic capacity drives incremental gross profitability by best matching • Network • supply with demand •Difference is in the hundreds of thousands of dollars annually on a market level and 98.7% of markets had multiple frequencies in 2019 Slide 66

Components of utilization •Comparing Uses of Aircraft •Scheduled Service vs. Fixed Fee vs. Spare • Components of Utilization •Valuing each line of flying • Profitability Forecasts •LAS-IWA Ferry Results • Saturdays & Geography •$1.05 million in GP from mid-February through end of March (mostly March) • Seasonality • Spare Count •LAS-LAX Ferry Results •Positive gross margin but not as accretive • Revenue Initiatives as LAS-IWA • Network Slide 77

Components of utilization • Components of Utilization • Planning capacity / Scheduling the airline • Profitability Forecasts • Every market, every week • Saturdays & Geography • Comparing uses of aircraft • Seasonality • Fuel buffer • Spare Count • Revenue Initiatives • Immense economic benefit of Airbus vs. MD80 • Network Slide 88

Components of utilization MD80 vs A320/A319 Fuel CPG* $3.00 • Components of Utilization $2.50 • Profitability Forecasts Airbus margin $2.00 profile better at • Saturdays & Geography all fuel CPG • Seasonality $1.50 • Spare Count CPG MD80 • Revenue Initiatives $1.00 A319 • Network A320 $0.50 $0.00 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 A319 & A320 Fuel CPG Slide 99 * CPG = cost per gallon

Components of utilization MD80 vs A320/A319 Fuel CPG* $3.00 Better positioned to respond to high fuel • Components of Utilization $2.50 • Profitability Forecasts $2.00 • Saturdays & Geography • Seasonality $1.50 • Spare Count CPG MD80 • Revenue Initiatives $1.00 • Network A320 $0.50 $0.00 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 A319 & A320 Fuel CPG Slide 1010 * CPG = cost per gallon

Components of utilization MD80 vs A320/A319 Fuel CPG* $3.00 • Components of Utilization $2.50 • Profitability Forecasts $2.00 • Saturdays & Geography • Seasonality $1.50 • Spare Count CPG MD80 • Revenue Initiatives $1.00 • Network A320 $0.50 Improved reliability enables us to better take advantage of low fuel $0.00 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 A319 & A320 Fuel CPG Slide 1111 * CPG = cost per gallon

Components of utilization • Components of Utilization •All days of week are not created equal Sundays = Good • Profitability Forecasts • •Tuesdays = Bad • Saturdays & Geography •Saturdays = Good and Bad • Seasonality •Fluid within network • Spare Count • Revenue Initiatives • Network Slide 1212

Components of utilization Saturday Relevance 2012-2019 16% 120% Non-Vegas steadily growing to >15% 14% 100% • Components of Utilization 12% • Profitability Forecasts 80% 10% • Saturdays & Geography 8% 60% • Seasonality of Sched Service ASMs Service Sched of 6% • Spare Count 40% 4% Vegas largely capped even with Airbus • Revenue Initiatives ASMs system of % as Vegas 20% • Network % as Saturday 2% 0% 0% Vegas Everything But Vegas Slide 1313

Components of utilization Saturday Relevance 2012-2019 16% 35% 14% 30% • Components of Utilization 12% • Profitability Forecasts 25% 10% • Saturdays & Geography 20% 8% • Seasonality of Sched Service ASMs Service Sched of 15% • Spare Count 6% 10% 4% • Revenue Initiatives ASMs system of % as Vegas 5% • Network % as Saturday 2% 0% 0% Vegas Everything But Vegas % ASMs Vegas Slide 1414

Components of utilization • Components of Utilization •All seasons are not created equal • Profitability Forecasts •The ability to flex utilization up and down is core to the • Saturdays & Geography business model • Seasonality • Spare Count • Revenue Initiatives • Network Slide 1515

Components of utilization Aircraft Utilization 2016-2019 High Demand; Large utilization increase 10.5 Components of Utilization • 9.5 • Profitability Forecasts • Saturdays & Geography 8.5 • Seasonality 7.5 • Spare Count 6.5 • Revenue Initiatives System hours/AC/day block System • Network 5.5 Low Demand; Zero utilization change1 4.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 2019E Slide 1616 1 Compared to 2016 utilization

Components of utilization Aircraft Utilization 2018-2020 High Demand; Utilization remains high 10.5 Components of Utilization • 9.5 • Profitability Forecasts • Saturdays & Geography 8.5 • Seasonality 7.5 • Spare Count 6.5 • Revenue Initiatives System hours/AC/day block System • Network 5.5 Low Demand; Continued low utilization 4.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019E 2020E Slide 1717

Components of utilization Aircraft Utilization 2018-2019 10.5 • Components of Utilization 9.5 • Profitability Forecasts • Saturdays & Geography 8.5 • Seasonality 7.5 • Spare Count 6.5 • Revenue Initiatives Over 50% of utilization increases System hours/AC/day block System Mar – Jul 2019 are driven by • Network 5.5 reduced spare counts 4.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 1 2018 2019 w 2018 sparing 2019E Slide 1818 1 Demonstrates the aircraft utilization if 2019 spare count was at 2018 levels

Fleet productivity • 2/3 of days over summer 2019 saw incremental flying due to fewer spares • Components of Utilization • 100% of peak days had at least five more lines of flying • Profitability Forecasts • Saturdays & Geography • Benefit of roughly $24.0M expected for scheduled service flying in first full year of all Airbus fleet • Seasonality • Spare Count • Incremental gains of $9.0M in 2020 due to further reduced summer spare ratio • Revenue Initiatives • Network Operating earnings annual impact -$m 1 Previous 2020E Current 2020E Fleet productivity 33 33 Slide 1919 1 2020 numbers are projected earnings increases over 2016 Estimates are based on various assumptions which may not materialize

Fixed fee revenue Fixed Fee Revenue and Airbus AC Growth 2013-2020 $60M+ $60M+ $49M $50M • Components of Utilization • Profitability Forecasts $32M $20M • Saturdays & Geography $17M $17M • Seasonality • Spare Count 2013 2014 2015 2016 2017 2018 2019E 2020E • Revenue Initiatives # of Airbus AC 76 105 2013 EOY 93 • Network 52 33 24 8 11 # of Airbus AC 2020E Fixed Fee Revenue No. of Airbus AC - EOY Slide 2020

Pricing engine • Evolving with business • Year 1: Load factor (LF) focus • Drove traffic LF up 1.4pts • Components of Utilization • Year 2 intention: Yield focus while holding LF • Profitability Forecasts • Air ancillary > $50/passenger shifted focus back toward improving LF • Saturdays & Geography further • Seasonality • 1.7pt Y-Y change in traffic LF May – Oct 2019 vs. Nov 2018 – Apr 2019 • Spare Count • Revenue Initiatives • Network Operating earnings annual impact -$m 1 Previous 2020E Current 2020E Pricing Engine 49 51 Slide 2121 1 - 2020 numbers are projected earnings increases over 2016 Estimates are based on various assumptions which may not materialize

Pricing engine Same Store TRASM by Quartile1 14 pt 12 pt Components of Utilization • 10 pt • Profitability Forecasts 8 pt • Saturdays & Geography 6 pt • Seasonality 4 pt • Spare Count 2 pt Year 2 vs. Year 0 • Revenue Initiatives Network 0 pt • First Second Third Fourth • Revenue gains negatively correlated to strength of flights • Largest gains coming from lowest demand weeks • Fairly even cadence of gains in years one and two Slide 2222 1 - Quartiles defined by week level flight strength. First = strongest 13 weeks; fourth = weakest 13 weeks. Results indexed to first quartile results. All non-Hawaii markets started in or before 2015 Year 0 = 11/2/16 – 10/31/17; Year 1 = 11/1/17 – 10/30/18; Year 2 = 10/31/18 – 10/29/19

Round trip discount Rolling 12M One Way % 2013-2019 • One way travel is disruptive to 8 pt twice a week markets 7 pt 6 pt • Components of Utilization • For example, a high 5 pt Sunday one way flight • Profitability Forecasts 4 pt • Saturdays & Geography results in four fewer 3 pt 2 pt • Seasonality passengers being booked 2013 FY vs. Change • Spare Count on the Thursday flight 1 pt 0 pt • Revenue Initiatives • Network Slide 2323 1 - 2020 numbers are projected earnings increases over 2016 Estimates are based on various assumptions which may not materialize

Bundled ancillaries • Rolled out system wide Oct 14, 2019 • Components of Utilization • Allegiant bonus testing various combinations • Profitability Forecasts • Saturdays & Geography • Very basic initial state with many criteria to be included • Seasonality over time • Spare Count • Forecasting impact at $1.00 - • Revenue Initiatives $1.25/PAX • Network Slide 2424 1 - 2020 numbers are projected earnings increases over 2016 Estimates and forecasts are based on various assumptions which may not materialize

Continually experimenting • Allegiant Extra • Flight Pass • Finding more success on • First test concept being longer haul routes completed now for summer 2020 • Components of Utilization travel Continually testing price Testing two cities initially: • Profitability Forecasts • • points • Nashville • Saturdays & Geography • Cincinnati Will have much more All routes excluding • Seasonality • • insight post-holidays LAS, LAX & IWA • Spare Count • Premium buy up to Layout can be changed include LAS, LAX & • Revenue Initiatives • overnight and does not IWA • Network drive out of service time Slide 2525

Network runway • Continue to believe in 600+ incremental routes • Still true despite 100+ route announcements since 1/1/18 • Components of Utilization • Continually diversifying network portfolio • Profitability Forecasts • Both origination and destination cities • Saturdays & Geography • Small: State College and Traverse City • Seasonality • Midsize: Albany and Nashville • Spare Count • Destinations: Nashville and Sarasota • Revenue Initiatives • Network Slide 2626

Nashville (BNA) • Components of Utilization • Profitability Forecasts • Saturdays & Geography • Seasonality • Spare Count • Revenue Initiatives • Network Slide 2727

Mid-continent base strategy • De-peaking largest destination bases • Better utilization of existing infrastructure • Increased fixed fee potential • Components of Utilization • Unique network opportunities • Profitability Forecasts • Including thinner demand destinations • Saturdays & Geography Mid-Con Bases as % of Sched Service Departures • Seasonality 2013-2020 25% • Spare Count • Revenue Initiatives 20% • Network 15% 10% 5% 0% Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Slide 2828

Diversifying destination portfolio • 2013 – 2015: > 90% of routes touched one of Allegiant’s core traditional destinations* • Beginning 2016 the growth to non-traditional Allegiant destinations like • Components of Utilization Destin (VPS), Savannah (SAV) & Nashville (BNA) ramped up significantly • Profitability Forecasts Non-Traditional Markets as % of Total • Saturdays & Geography 2013-2019 • Seasonality 30% • Spare Count 25% • Revenue Initiatives 20% • Network 15% 10% 5% 0% Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Slide 2929 *Core traditional Allegiant destinations: FLL, IWA, LAS, LAX, MYR, OAK, PGD, PIE and SFB

Key takeaways Many causes of 2019 utilization bump; should normalize over next few years Airbus economics, coupled with revenue initiatives, enhancing ability to schedule to profitability rather than unit revenues Seeking ways to create new lines of recurring revenue while improving customer experience Diversified network profile driving new opportunities for growth both today and in the future Slide30 30

2020 Investor Day John Redmond– President 1

Sunseeker overview Construction Overview Selling the Resort $-Re Revenue Discussion Opening and Operating 2

Sunseeker update Cumulative Project Commitments vs Spend (In millions) $470 $460 TPG $175 $155 Funding $335 ALGT $295 $295 Cash Flow $48 $120 $48 2018 2019E 2020E 2021E Commitments Spend Slide3 3

Selling the Resort 5

Sunseeker banner ad 6 www.sunseekerresorts.com

Guests’ interest inquiries questionnaire 7 www.sunseekerresorts.com

Customer registrations1 and potential number of rooms sold % of Registration by Age % of Registrations Number in Party Desired Season of Travel3 Length of Stay # of Avg. Length Length of Stay Semi- 5 or Over 65 55 - 65 46 - 55 Over 45 Retired Total 1-2 3-4 Winter Spring Summer Fall Preference Registrations of Stay (Days)2 retired more 1 - 3 Days 37,082 2 74,164 18% 26% 25% 69% 22% 12% 34% 65% 28% 7% 55% 51% 46% 37% 4 - 6 Days 62,322 5 311,610 16% 12% 48% 76% 16% 12% 28% 48% 37% 15% 54% 53% 40% 32% 1 - 2 Weeks 35,364 10 371,322 21% 34% 27% 82% 26% 18% 44% 49% 34% 17% 63% 53% 37% 29% 3 - 4 Weeks 2,968 24 72,716 45% 38% 12% 95% 52% 27% 79% 71% 23% 6% 84% 44% 24% 14% 1 - 3 Months 4,909 60 294,540 49% 39% 9% 97% 57% 29% 86% 82% 15% 3% 92% 35% 15% 7% 3 - 6 months 3,058 145 443,410 55% 34% 9% 98% 63% 25% 88% 85% 12% 3% 97% 49% 18% 7% 6 + months 2,036 180 366,480 49% 30% 13% 92% 58% 17% 75% 81% 14% 5% 92% 77% 66% 50% Hypothetical Capture Percentage of Customer Registrations Length of Stay Stay (Days)2 10% 15% 20% 25% 30% 35% 40% 45% 50% Preference 1 - 3 Days 74,164 7,420 11,120 14,830 18,540 22,250 25,960 29,670 33,370 37,080 4 - 6 Days 311,610 31,160 46,740 62,320 77,900 93,480 109,060 124,640 140,220 155,810 1 - 2 Weeks 371,322 37,130 55,700 74,260 92,830 111,400 129,960 148,530 167,090 185,660 Subtotal 757,096 75,710 113,560 151,410 189,270 227,130 264,980 302,840 340,680 378,550 3 - 4 Weeks 72,716 7,270 10,910 14,540 18,180 21,810 25,450 29,090 32,720 36,360 1 - 3 Months 294,540 29,450 44,180 58,910 73,640 88,360 103,090 117,820 132,540 147,270 3 - 6 months 443,410 44,340 66,510 88,680 110,850 133,020 155,190 177,360 199,530 221,710 6 + months 366,480 36,650 54,970 73,300 91,620 109,940 128,270 146,590 164,920 183,240 Subtotal 1,177,146 117,710 176,570 235,430 294,290 353,130 412,000 470,860 529,710 588,580 Total 1,934,242 193,420 290,130 386,840 483,560 580,260 676,980 773,700 870,390 967,130 Slide8 8 1People who have submitted the online questionnaire found at sunseekerresorts.com 2Assumes midpoint of length of stay preference; For 6+ months, assumed only 6 months 3People can select more than one season

Repeat Allegiant’s customers to PGD3 90% of repeat customers Repeat Customers by Trips originate from the (% of Total) highlighted states1 48% WI 2% NY MI 5% IA 7% 6% 22% PA 20% IL IN OH 8% 11% 13% 17% 10% MO 2% KY 8% TN NC 3% 4% 2 3 4 5+ # of itineraries Seasonal Distribution of Repeat Customer Trips (% of Peak Season2) 100% 75% FL 50% 25% 0% States not highlighted have <1% repeat customers Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Slide 9 9 1 Excluding FL, AK, HI, and PR. 2 Peak Season: March and April 3Since 2013

Revenue Discussion 10

Southwest Florida resort market

Property Name	City	Class	Open Date	Age	Rooms
JW Marriott Marco Island Beach Resort	Marco Island	Luxury	May 1979	40.5	809
Naples Grande Beach Resort	Naples	Upper Upscale	Dec 1986	32.9	474
South Seas Island Resort	Captiva	Luxury	Jun 1979	40.4	458
Hyatt Regency Coconut Point Resort & Spa	Bonita Springs	Upper Upscale	Sep 2001	18.2	454
Ritz-Carlton Naples	Naples	Luxury	Dec 1985	33.9	450
Marriott Sanibel Harbour Resort & Spa	Fort Myers	Upper Upscale	Jun 1985	34.4	347
Naples Beach Hotel & Golf Club	Naples	Luxury	May 1946	73.5	319
Hilton Marco Island Beach Resort & Spa	Marco Island	Upper Upscale	May 1985	34.5	310
Ritz-Carlton Golf Resort Naples	Naples	Luxury	Jan 2002	17.8	295
Hyatt Regency Sarasota	Sarasota	Upper Upscale	Oct 1975	44.1	294
Westin Cape Coral Resort @ Marina Village	Cape Coral	Upper Upscale	Dec 2009	9.9	293
Ritz-Carlton Sarasota	Sarasota	Luxury	Nov 2001	18.0	266
Westin Sarasota	Sarasota	Upper Upscale	Jul 2017	2.3	255
Longboat Key Club & Resort	Longboat Key	Luxury	Jun 1982	37.4	223
Lido Beach Resort	Sarasota	Luxury	Jun 1969	50.4	222
Pink Shell Beach Resort & Marina	Fort Myers Beach	Luxury	Jun 1970	49.4	207
Hilton Naples	Naples	Upper Upscale	Feb 2000	19.7	199
Sundial Beach Resort & Spa	Sanibel	Luxury	Jun 1978	41.4	190
La Playa Beach & Golf Resort	Naples	Luxury	Jun 1968	51.4	189
Zota Beach Resort	Longboat Key	Luxury	Apr 1972	47.6	187
Embassy Suites by Hilton Sarasota	Sarasota	Upper Upscale	Dec 2018	0.9	180
Sandcastle Resort	Sarasota	Upper Upscale	Jun 1960	59.4	176
Autograph Collection Art Ovation Hotel	Sarasota	Upper Upscale	Apr 2018	1.6	162
Embassy Suites by Hilton Fort Myers Estero	Estero	Upper Upscale	Jun 2006	13.4	150
Legacy Hotel At IMG Academy	Bradenton	Upper Upscale	Oct 2018	1.1	150

Upper Upscale & Luxury Properties with 150+ Rooms between Sarasota & Marco Island



Tampa
Pinellas
Hillsborough
Saint Petersburg
Polk
Osceola
Indian River
Manatee
Hardee
Highlands
Okeechobee
St. Lucie
Sarasota
DeSoto
Martin
Glades
Charlotte
Cape Coral
Lee
Hendry
Palm Beach
Collier
Fort Lauderdale
Miami
Luxury
Upper Upscale

Slide 11
Source: STR

allegiant

Favorable ADR environment in the market Market Total ADR 2016 2017 2018 2019 Jan $307 $303 $320 $316 Feb $371 $367 $391 $381 Mar $438 $417 $457 $426 Apr $315 $360 $344 $362 May $244 $250 $255 $258 Jun $216 $224 $231 Jul $233 $236 $225 Aug $208 $210 $198 Sep $193 $197 $186 Oct $221 $214 $213 Nov $241 $251 $249 Dec $309 $322 $338 Weighted $285 $290 $297 $353 Average Slide12 12 Source: STR Trend Report for the 25 properties on the “Southwest Florida Resort Market” slide: Upper Upscale & Luxury Properties with 150+ rooms between Sarasota & Marco Island

Market experiences heavy occupancy seasonality Historical Occupancy (%) – Market Set 2016 2017 2018 2019 2016-2019 Jan 72% 70% 68% 66% 95% Feb 84% 84% 84% 82% 2016 2017 Mar 88% 88% 88% 86% 85% 2018 Apr 79% 82% 79% 75% 2019 75% May 66% 69% 64% 68% Jun 66% 67% 68% 65% Jul 73% 72% 72% Aug 56% 56% 48% 55% Sep 54% 36% 41% Oct 62% 57% 52% 45% Nov 66% 65% 61% Dec 62% 61% 56% 35% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Slide13 13 Source: STR Trend Report for the 25 properties on the “Southwest Florida Resort Market” slide: Upper Upscale & Luxury Properties with 150+ rooms between Sarasota & Marco Island

Sunseeker Resort competitive set Property Name City Class Open Date Age Rooms JW Marriott Marco Island Select set of properties representative of all key Marco Island Luxury May 1979 40.5 809 Beach Resort coastal Southwest Florida cities1 Upper Naples Grande Beach Resort Naples Dec 1986 32.9 474 Upscale Most comparable in terms of: South Seas Island Resort Captiva Luxury Jun 1979 40.4 458 • Service standards • Product offering Hyatt Regency Coconut Point Upper Bonita Springs Sep 2001 18.2 454 Target customer Resort & Spa Upscale • Ritz-Carlton Naples Naples Luxury Dec 1985 33.9 450 Marriott Sanibel Harbour Upper Fort Myers Jun 1985 34.4 347 Resort & Spa Upscale Upper Hyatt Regency Sarasota Sarasota Oct 1975 44.1 294 Upscale Westin Cape Coral Resort @ Upper Cape Coral Dec 2009 9.9 293 Marina Village Upscale Ritz-Carlton Sarasota Sarasota Luxury Nov 2001 18.0 266 Upper Westin Sarasota Sarasota Jul 2017 2.3 255 Upscale Slide14 14 1Sarasota, Fort Myers, Naples, Marco Island Source: STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance.

Competing in a high ADR environment Market Total ADR Competitive Set ADR 2016 2017 2018 2019 Solid upside vs. 2018 Investor Day Forecast Jan $319 $318 $333 $340 Feb $376 $378 $402 $403 Modeled $185 Hotel Room ADR & $257 Total Property Mar $450 $429 $474 $455 ADR (Hotel & Suites) Apr $333 $383 $360 $394 May $253 $262 $270 $283 Jun $224 $238 $235 Jul $243 $247 $227 Aug $219 $221 $208 Sep $203 $205 $197 Oct $232 $227 $221 Nov $249 $264 $260 Dec $324 $337 $366 Weighted $294 $302 $308 $380 Average Slide15 15 Source: STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance.

Competitive set outperforms overall market ADR Competitive Set ADR vs. Market ADR 2016 2017 2018 2019 Jan $13 $14 $12 $24 Feb $6 $12 $11 $23 Mar $12 $12 $17 $29 Apr $19 $23 $15 $31 May $9 $12 $14 $26 Jun $8 $14 $5 Jul $10 $11 $2 Aug $11 $11 $10 Sep $10 $7 $11 Oct $12 $14 $8 Nov $8 $13 $11 Dec $15 $15 $28 Weighted $10 $12 $12 $27 Average Slide16 16 Source: STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance.

Competitive set occupancy Competitive Set Occupancy Historical Occupancy – Market Set 2016 - 2019 2016 2017 2018 2019 100% Jan 70% 70% 67% 70% 90% Feb 83% 84% 83% 83% Mar 88% 88% 87% 87% 80% Apr 78% 83% 79% 77% 70% May 65% 68% 65% 68% Jun 64% 71% 70% 60% Jul 72% 72% 72% 50% Aug 55% 57% 50% Sep 56% 35% 44% 40% Oct 64% 60% 58% 30% Nov 68% 68% 66% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Dec 65% 61% 59% 2016 2017 2018 2019 Opportunities to combat seasonality and sub-optimal occupancy at Sunseeker through a superior product, competitive pricing & airline distribution Slide17 17 Source: STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance; 2nd half of 2017 – 2018 significantly impacted by Red Tide & major hurricanes (Sep. 2017: Irma – Category 4; Oct. 2018: Michael – Category 5)

Ability to capture market share in off-peak months with favorable pricing

	Competitive Set: 2016 - 2018		Sunseeker Occupancy Potential: Room Nights Required			Sunseeker Occupancy: % of Competitive Set Room Nights			Rate Differential		
Month	Avg. Occupancy	Avg. Occ. Room Nights	80% Occupancy	85% Occupancy	90% Occupancy	80% Occupancy	85% Occupancy	90% Occupancy	Median Competitive Set Hotel Room Base Rate	Avg. Sunseeker Hotel Room Base Rate	Sunseeker Rate vs. Competitive Set Rate
Jan	68.7%	81,553	12,698	13,491	14,285	16%	17%	18%	$377	$359	($18)
May	65.8%	78,048	12,698	13,491	14,285	16%	17%	18%	$277	$260	($17)
Jun	68.2%	78,250	12,288	13,056	13,824	16%	17%	18%	$275	$240	($35)
Aug	54.4%	63,864	12,698	13,491	14,285	20%	21%	22%	$263	$214	($49)
Sep	44.9%	53,080	12,288	13,056	13,824	23%	25%	26%	$329	$222	($107)
Oct	60.3%	70,685	12,698	13,491	14,285	18%	19%	20%	$300	$227	($73)
Nov	67.1%	76,363	12,288	13,056	13,824	16%	17%	18%	$271	$239	($32)
Dec	61.3%	75,044	12,698	13,491	14,285	17%	18%	19%	$328	$289	($38)

- Includes only months with historical (2016 – 2018) occupancy rates under 70%; does not include Suites

Slide 18

Source: Occupancy - STR Trend Report for the 10 properties on the "Sunseeker Resort Competitive Set" slide: selected properties that best benchmark Sunseeker's expected performance; Competitive Set Rates is OTA Insight; Base Rate which is defined as the lowest published rate before any discounts allegiant

Run high off-peak occupancy through capturing existing market & leveraging Allegiant distribution Sunseeker Occupancy Potential: Allegiant Take Rate Required with Fair Share Competitive Set Sunseeker Fair Allegiant Inbound Month Occupied Room 80% 85% 90% Share Itineraries Nights Jan 81,553 9,054 34,409 2.1% 2.6% 3.0% May 78,048 8,664 29,521 2.7% 3.3% 3.8% Jun 78,250 8,687 28,958 2.5% 3.0% 3.6% Aug 63,864 7,090 20,654 5.4% 6.2% 7.0% Sep 53,080 5,893 12,976 9.9% 11.0% 12.2% Oct 70,685 7,847 32,367 3.0% 3.5% 4.0% Nov 76,363 8,477 31,456 2.4% 2.9% 3.4% Dec 75,044 8,331 32,946 2.7% 3.1% 3.6% Fair Share represents receiving the same % of average 2016 – 2018 Occupied Room Nights as Sunseeker will represent as a % of supply. Once built – the Competitive Set has 4,100 Rooms and Sunseeker will add 512 (excludes suites) - “Fair Share” assumes Sunseeker captures 11% [Sunseeker Rooms / (Sunseeker Rooms + Competitive Set Rooms)] of Occupied Room Nights Slide19 19 Source: Occupied Room Nights - STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best bechmark Sunseeker’s expected performance; Take Rate Calculations assume 5 day length of stay; Itinerary Counts are from TTM through September 2019 to PGD (forward traffic only)

Lift off-peak occupancy with Allegiant distribution Sunseeker Occupancy Potential: Allegiant Take Rate Required for Occupancy Scenarios Allegiant Inbound Itineraries Allegiant Load Factor 80% Occupancy 85% Occupancy 90% Occupancy to PGD Jan 34,409 86% 7.4% 7.8% 8.3% May 29,521 81% 8.6% 9.1% 9.7% Jun 28,958 88% 8.5% 9.0% 9.6% Aug 20,654 85% 12.3% 13.1% 13.8% Sep 12,976 86% 18.9% 20.1% 21.3% Oct 32,367 86% 7.9% 8.3% 8.8% Nov 31,456 81% 7.8% 8.3% 8.8% Dec 32,946 83% 7.7% 8.2% 8.7% Includes only months with historical (2016 – 2018) Competitive Set occupancy rates under 70%; does not include Suites; assumes 5 day length of stay & only Allegiant guests Slide20 20 Source: Occupancy - STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance; Load Factor is RPM/ASM to PGD; Itinerary Counts are from TTM through September 2019 to PGD (forward traffic only)

Drive occupancy through seasonal targeting of customer segments Competitive Set Customer Segments as % of Total 2018 Other 26% •Transient business dominates in the peak 32% 32% 31% 39% 41% season 52% 50% 46% 50% Group 54% 56% •Group business overtakes transient business in the off-peak season 72% 66% 66% 67% •Airline synergy provides opportunities to 60% 58% 49% 53% 48% 47% 44% 42% drive above-market occupancy Transient •Drive Allegiant fliers to Sunseeker in peak seasons Leverage idle aircraft & charter opportunities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec • to target group business in off-peak seasons •Boost off-peak load factor 87% 83% 79% •Packaging opportunities 67% 70% 72% 66% 65% 58% 59% 50% 44% •Pricing flexibility Transient Group Other 2018 Comp Set Occupancy Slide21 21 Source: STR Trend Report for the 10 properties on the “Sunseeker Resort Competitive Set” slide: selected properties that best benchmark Sunseeker’s expected performance

Initial room pricing for occupancy outperformance Competitive Set Rate vs Sunseeker Hotel Room Rate $600 $500 $480 $481 • Going to market with rates $430 below those of the $400 $377 $411 Competitive Set $330 $328 $401 $301 $359 $353 $276 $278 $300 $271 $264 $271 • Expect superior room product $290 $257: Investor Day $261 2018 Total ADR – rate differential & airline $240 $244 $239 $200 $228 $214 $222 $185: Investor Day distribution to drive above- 2018 Hotel ADR market occupancy $100 • Higher occupancy allows $0 additional utilization of ($18.0) ($17.3) ($35.6) ($27.8) ($32.0) ancillary offerings ($49.2) ($38.2) ($100) ($73.2) ($79.1) ($70.5) ($76.8) ($107.8) ($200) Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Jan '22 Feb '22 Mar '22 Apr '22 May '22 Sunseeker Rate vs. Comp Set Rate Avg. Sunseeker Hotel Room Base Rate Median Comp Set Hotel Room Base Rate Slide22 22 Source: Competitive Set Rates – OTA Insight; Sunseeker Rates – Internal Projection; Base Rate is defined as the lowest published rate before any discounts; does not include suite products. Reflects Sunseeker going on sale for stays beginning June 1st, 2021 – Competitive Set rates reflective of day of week adjusted 12 month forward looking rates from 10/29/2019

Income statement from September 2018 investor day

(000's)		Year 1		Year 2		Year 3		Year 4		Year 5
Revenue										
Hotel	$	32,854	$	35,264	$	37,473	$	39,007	$	40,600
Suites		24,825		27,241		29,280		30,598		31,728
Food & Beverage		25,900		29,254		32,134		33,828		35,420
Golf & Marina		4,513		4,907		5,104		5,333		5,495
Total Revenue	$	88,092	$	96,666	$	103,991	$	108,766	$	113,243
Expenses										
Hotel & Suite Department	$	5,324	$	6,815	$	7,187	$	7,479	$	7,762
Food & Beverage Department		22,626		24,315		25,893		27,270		28,469
Golf & Marina		3,080		3,210		3,313		3,422		3,526
Selling & Admin		23,476		24,486		25,466		26,333		27,204
Total Expenses	$	54,506	$	58,826	$	61,859	$	64,504	$	66,961
EBITDA	$	33,586	$	37,840	$	42,132	$	44,262	$	46,282
		38.1%		39.1%		40.5%		40.7%		40.9%
Hotel Occupancy		90%		92%		94%		95%		96%
Hotel ADR	$	185.00	$	194.25	$	202.02	$	208.08	$	214.32
Hotel Avg Daily Resort Fee	$	12.00	$	12.60	$	13.10	$	13.50	$	13.90
Suite Occupancy		87%		91%		94%		95%		96%
Suite ADR	$	390.13	$	409.60	$	425.94	$	437.60	$	450.32
Suite Avg Daily Resort Fee	$	20.00	$	21.00	$	21.84	$	22.50	$	23.17
Avg F&B Spend/Room Night	$	115.60	$	126.97	$	136.07	$	141.50	$	146.73
Blended Suite/Hotel ADR	$	257.44	$	271.29	$	282.67	$	291.17	$	299.62
Blended S/H Avg. Resort Fee	$	14.05	$	14.79	$	15.40	$	15.87	$	16.34

EBITDA
(000's)



$33,586
$37,840
$42,132
$44,262
$46,282
Year 1
Year 2
Year 3
Year 4
Year 5

Slide 23

allegiant

Significant ancillary revenue opportunity

Property	Resort Fee	Overnight Self Park	Overnight Valet Park	Day Self Park	Day Valet Park
Ritz-Carlton Sarasota	$37.00	None	$30.00	None	$14 Waived with F&B purchase
Naples Grande Beach Resort	$37.00	$18.00	$28.00	$18 Waived with F&B Purchase	$28 Waived with F&B Purchase
JW Marriott Marco Island Beach Resort	$35.00	$20.00	$25.00	Up to 3 Hours: $5 3 - 5 Hours: $12 5 - 8 Hours: $18 8+ Hours: $25 Waived if eating at Upscale Restaurant	Up to 3 Hours: $10 3 - 6 Hours: $18 6+ Hours: $25 Waived if eating at Upscale Restaurant
Ritz-Carlton Naples	$35.00	None	$33.00	None	$25 Waived with F&B receipt over $25
Hyatt Regency Coconut Point Resort & Spa	$30.00	$16.00	$25.00	$2/Hour Max $16 Waived with F&B Purchase	$12 Reduced to $5 with F&B Purchase
Westin Cape Coral Resort @ Marina Village	$30.00	Free	$20.00	Free	$20 No validation
Marriott Sanibel Harbour Resort & Spa	$25.00	$12.00	$20.00	Free	$8
Sunseeker Resort Charlotte Harbor	$25.00	$15.00	$25.00	TBD	TBD
Hyatt Regency Sarasota	$24.00	$15.00	$25.00	Free	$8
Westin Sarasota	$22.00	None	$27.00	None	$10 Waived if eating at Upscale Restaurant
South Seas Island Resort	$19.00	Free	None	Free	None

Slide 24

Source: Resort websites; properties listed are the 10 Competitive Set properties from the "Sunseeker Resort Competitive Set" slide allegiant

Competitive set data highlights potential of extensive F&B offering Potential Sunseeker Food & Beverage Revenue Under Various Annual Occupancy & Spend Per Occupied Room Scenarios (in millions except for Food & Beverage Spend per Occupied Room Night) Competitive Set Performance Heavy Food & Beverage spend per Occupied Room Night at Competitive Set Properties Food & Beverage Spend per Occupied Room Night $150 $175 $200 $225 $242 $275 65% 27.9 32.6 37.2 41.9 45.2 51.2 Category Amount POR1 70% 30.1 35.1 40.1 45.1 48.7 55.2 Food $146.98 75% 32.2 37.6 43.0 48.4 52.1 59.1 Beverage 59.54 80% 34.4 40.1 45.8 51.6 55.6 63.0 Other 36.08 85% 36.5 42.6 48.7 54.8 59.1 67.0 Total $242.60 Occupancy Annual 90% 38.7 45.1 51.6 58.0 62.6 70.9 95% 40.8 47.6 54.4 61.2 66.0 74.9 Food & Beverage Revenue - $25,900,000 Year 1 Avg. F&B POR - $115.60 Year 1 Previously projected for Sunseeker in 2018 Investor Day Competitive Set Performance 1Per Occupied Room Night Slide25 25 Source: STR Host Report 2018 Data for aforementioned competitive set; Westin Sarasota & Marriott Sanibel Harbour excluded as they did not report P&L data in 2018; Food & Beverage spend per occupied room includes all venues, room service, banquets/catering, and room/AV rental

Limited dining options in PGD Punta Gorda Restaurant Locations Restaurant Count1 October, 2019 Based on Yelp Categories Sandwiches 36 Pizza 35 Fast Food 34 American 33 Italian 28 Burgers 26 Breakfast 24 Coffee & Tea 22 Grocery 21 Frozen Yogurt 16 Chicken Wings 14 Seafood 11 Count by Price Bakeries 10 132 Chinese 10 American (New) 8 111 Convenience Stores 8 Diners 8 Juice Bars 8 Others 161 Others not to scale 8 3 Based on a 25 mile radius from Sunseeker $ $$ $$$ $$$$ Slide26 26 Source: Yelp 1Restaurants may have multiple categories.

Opening and Operating 27

Seasoned operations team with extensive opening experience

- The Sunseeker Resorts Operations Team has held leadership roles in the opening, or post- renovation repositioning of some of the premier resorts of the world, including:
  - MGM Grand & Signature (6,800 Rooms)
  - ARIA and ARIA SkySuites (4,000 Rooms)
  - Monte Carlo (3,000 Rooms)
  - The Mirage (3,000 Rooms)
  - Bellagio (3,000 Rooms)
  - Treasure Island (2,900 Rooms)
  - Palmer House Hilton (1,600 Rooms)
  - Vdara (1,500 Rooms)
  - Bellagio Spa Tower (900 Rooms)
  - Park Central New York (700 Rooms)
  - Intercontinental Time Square (600 Rooms)
  - MGM National Harbor (300 Rooms)
  - MGM Springfield (250 Rooms)
  - WestHouse New York (200 Rooms)



Intercontinental Time Square, New York



Bellagio, Las Vegas



City Center (Aria; Vdara), Las Vegas

Slide 28

allegiant

Robust Southwest Florida labor market Leisure & Hospitality Jobs by County 2018 •Sunseeker Resort will compete in the market comprised of Manatee, Sarasota, Charlotte, Lee, and Collier Counties •Properties in the Market Set & Competitive Set are all located in these five counties •Similar service standards •Well-trained potential employees •Market supports a robust labor market (122K hospitality jobs and 2.1M population) •Additional opportunities to recruit •Non-coastal counties •Outside leisure & hospitality Slide29 29 Source: Bureau of Labor Statistics Quarterly Census of Employment & Wages 2018 Annual Data

2020 Investor Day Greg Anderson - CFO 1

Overview Sustainable, cash generation per aircraft De-leveraging business post fleet transition CASM-ex goal hit a year early, expect further reduction going forward Well positioned for the future Slide2 2

A320 family is the right fleet type for Allegiant 2.0 Allegiant’s Fleet Plan by Configuration 2019-2022E 125 115 15 105 15 93 26 A320 30 177 seats 72 62 41 A320 186 seats 25 A319 38 38 38 38 156 seats 2019E 2020E 2021E 2022E Slide3 3

Strong cash generation per aircraft Midpoint of EBITDA per Aircraft 2019 guide Fuel Sensitivity EBITDA/AC Fleet transition Fuel Adj. $2.12 cpg 2019E Actual $6.3M $6.4M 9.0 $6.0M $5.1M 8.0 $4.4M $4.4M $4.3M 7.0 $2.9M 6.0 5.0 EBITDA/AC ($millions/AC) EBITDA/AC $2.97 $2.12 $1.66 $2.12 $2.09 $2.12 $2.15 $2.12 Cost per gallon 4.0 Pre transition Transition pre-pilot TransitionTransition postpost-pilot-pilot 2019E2019E 1.50 2.00 2.50 3.00 agreement agreement agreement Fuel ($/gal) Actual Fuel Adj. $2.12 cpg Under new pilot agreement Transition years – focus on the exit of the MD-80. Now can focus on future with full Airbus fleet. Slide 44 Pre transition = 2010 – 2014, transition pre-pilot agreement = 2015 - 2016, transition post-pilot agreement = 2017 - 2018

Reinvesting in the business for the right growth Projected Airline CAPEX 2019-2022 $450M Other Airline $410M CAPEX $60M $395M $75M $75M $70M $320M Heavy MX $75M $110M $125M $115M Aircraft/ $320M Engine CAPEX $210M $210M $130M 2019E 2020E 2021E 2022E Aircraft/engine CAPEX Heavy MX Other Airline CAPEX Slide5 5

Low asset price + higher % of variable cost = strong free cash generation1 Airline Free Cash Generation $760M $350M 2019-2022 $370M $690M $625M $230M $85M $535 $450M $395M $410M $320M 2019E CAPEX2019E & 2020E CAPEX2020E & 2021E CAPEX2021E & 2019E CAPEX2019E & EBITDA EBITDA EBITDA EBITDA Heavy MX Heavy MX Heavy MX Heavy MX 2019E 2020E 2021E 2022E Projected Annual EBITDA Airline CAPEX Airbus Heavy Maintenance EBITDA levels assumes our 2019 estimate of $6.3M per aircraft times average aircraft in particular year Slide6 6 1Free Cash Flow = (EBITDA – CAPEX)

Expect to continue de-leveraging post fleet transition

Airline Debt and Leverage Ratios
2016-2022E (Airline Only)



Future debt²
$813M
$363M
$450M
$1,171M
$721M
$450M
$1,279M
$829M
$450M
$1,340M
$890M
$450M
$1,450M
$258M
$755M
$445M
$1,285M
$845M
$440M
$1,105M
$670M
$435M
2016
2017
2018
2019E
2020E
2021E
2022E
1.7
3.3
3.4
2.5
2.3
1.9
1.5
Airline Debt/EBITDA¹
30%
30%
35%
45%
Unencumbered as a % of total fleet
2016
2017
2018
2019E
2020E
2021E
2022E
HY/TLB
AC Secured Debt
Future Debt
Debt/EBITDA

Slide 7

[1]EBITDA for 2019 – 2022 assumes $6.3M / AC times average AC at a fuel cpg of $2.12; [2]Includes non-recourse portion of TPG financing for Sunseeker allegiant

Sunseeker - 1st party products Spend and Cumulative Spend Sunseeker Project Costs ($) Annual Sunseeker Cap Interest1 ($) (in millions) (in millions) $470M Internal Cap $450M Interest Spend Cumulative Spend TPG TPG Cap interest $175M Funding $155M (Cumulative) TPG $13.6M $155M Funding ALGT Cash Flow ALGT $295M TPG $295M Cash Flow Funding (Cumulative) $3.7M $175M $120M $3.8M $72M $20M $2.5M $2.8M $48M $48M 20182018 2019E2019E 2020E2020E 2021E2021E 2019E 2020E 2021E Sunseeker projected to open in 2Q21. Expect any future Sunseeker projects to be financed through Sunseeker vs airline. Slide8 8 1Cap interest includes the implicit borrowing on equity funds from ALGT, based of the Company’s incremental borrowing rate

Since 2012, we’ve returned 8.5% of total revenue to our shareholders Cumulative Cash Returned to Shareholders Cash Returns to Shareholders ($) 2012 – 2019E 2012 - 2019 YTD 1000 883M 191M 819M 181M 770M 750 634M 134M 136M 500M 129M 500 139M 66M 309M 84M 90M 64M Cumulative ($ millions)($ Cumulative 49M 250 128M 44M 19M 84M 62M 68M 39M 42M 46M 45M 45M 0 2012 2013 2014 2015 2016 2017 2018 2019E 2012 2013 2014 2015 2016 2017 2018 2019E Focus over last couple of years has been on fleet transition. Regular quarterly dividend of $0.70, have $85m in share repurchase authority Dividend Share Repurchase Slide9 9

Limited cash tax payers through 2022 and beyond Expected Cash Taxes to be Paid by Year 2018 – 2022E $15M $8M $4M $2M ($42M) 2018 2019E 2020E 2021E 2022E Income Tax Cash Outflow/(Inflow) Slide10 10

Improving economics in 2020 and beyond Revenue optimization Airline CASM ex-fuel 1 2017-2020 Amazon of leisure travel Accelerated MD-80 retirement 2020 6.56¢ High EBIT initiatives Loyalty: Worldcard and allways reward programs 6.43¢ CASM-ex reduction = $65m (3.3%) Increased brand value and awareness 0.0% (3.9%) (2.0%) Operational efficiencies Low Cost trajectory momentum 2 Seat density 186 max pax configuration Fuel efficiency 2017 2018 2019E 2020E Slide11 11 12020 assumes midpoint of 2019 guidance. 2Excluding MD80 write-down .

Increasing gauge with max pax configuration A320s at 186 Passenger Configuration Expectation for used 186 seat A320s in 2020 (excluding 13 new AC) 2020 EBIT initiatives 28 ac X $500k = $14M 59 49 35 28 Expected2017 revised in 2020 2020E 2021E 2022E From ‘17 Investor Day Used A320 @ 186 seats Slide12 12

Significantly improved fuel efficiency Allegiant Fleet Fuel Efficiency 2016 - 2020 2020 275 EBIT initiatives 33M gal X $2.12 = $70M 250 33M - Difference 225 30M 200 17M Gallons (millions)Gallons 175 17.8B ASMs 16.2B 14.9B 12.4B 13.6B 150 71.8 72.9 77.8 82.7 83.0 ASMs/gal 125 2016 2017 2018 2019E 2020E Gallons at 2016 efficiency Actual/Projected gallons System ASMs (billions) Slide13 13

Contribution of Initiatives Previous Current Operating Earnings Annual Impact -$m 1 2020E 2020E Fuel benefit from ASM production $21 $70 Ex-fuel savings (costs) 73 65 Credit card program 50 53 Original eCommerce initiatives 92 35 Pricing engine 49 51 Fixed fee 20 20 186 seat modification 17 14 Fleet productivity 33 33 Total $355m $342m Slide14 14 1 2020 numbers are projected earnings increases over 2016. Estimates are based on various assumptions which may not materialize

2020 guide Full year guidance 2019 2020 Fuel cost per gallon $2.15 $2.12 Available seat miles (ASMs) / gallon 82.5 to 83.0 82.5 to 83.5 Interest expense (millions)¹ $70 to $75 $75 to $80 Capitalized interest (millions) NA $16 to $19 Tax rate 23 to 24% 23 to 24% Share count (millions) 16.0 16.0 System ASMs – year over year 8.5 to 8.9% 10 to 12% Scheduled ASMs – year over year 8.5 to 8.9% 10 to 12% Ownership (D/A + AC Rent) (millions) $155 to $60 $180 to $190 Airline operating expense ex fuel (CASM ex) – YOY (3.9) to (3.3)% (2) to 0% EPS $14.25 to $14.75 $16.50 to $19.00 Slide15 15 1 Interest expense excludes impact of capitalized interest; 2 Includes approximately $150m of spend expected to be financed by TPG

2020 guide continued Full year guidance (millions) 2019 2020 Airline capital expenditures $375 to $380 $275 to $295 Capitalized Airbus deferred heavy maintenance $75 to $80 $100 to $120 Sunseeker expected full year project spend1 $90 to $100 $325 to $350 Other non-airline capital expenditures2 $15 to $20 $15 to $20 Slide16 16 1 Interest expense excludes impact of capitalized interest; 2 Includes approximately $150m of spend expected to be financed by TPG 2 Expect to open one more Allegiant Nonstop store in 2020. Performance of these stores will determine the direction of this project

Key takeaways from Investor Day Well positioned to deliver industry-leading margins and meaningful EPS growth in 2020 and beyond Several airline initiatives to continue driving top line growth, operational efficiencies and brand value C Maintain momentum of CASM-ex trajectory and drive increased efficiencies Disciplined with spend around 1st party products Slide17 17

EPS and EBITDA Margin EPS and EBITDA Margin 2012 – 2020E 37.2% 34.9% 28.0% $17.75 25.0% 22.5% 22.4% 20.9% $14.32 $14.50 $12.95 $13.21 $10.00 $6.37 $4.82 $4.06 1 2 2012 2013 2014 2015 2016 2017 2018 2019E 2020E EPS EBITDA Margin Slide18 18 1Excluding B757 write down in 2014 2Excluding Non-recurring item: MD80 write down